SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 20, 2004

                           CRUSADE MANAGEMENT LIMITED,
               (as manager of Crusade Global Trust No. 1 of 2002)
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                           New South Wales, Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



      333-81688-01                                     Not Applicable
-------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)



     Level 11, 55 Market Street, Sydney, NSW 2000, Australia     Not Applicable
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)



                                  612 9952 1315
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

         On  March  20,  2002,   pursuant  to  a  registration   statement  (No.
333-81688), Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Crusade Global Trust No. 1 of 2002 (the "Trust"), publicly issued U.S.$880,000,000 of Class A Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on August 20, 2004. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.


ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

              Not applicable.

(b) Pro Forma Financial Information.

              Not applicable.

(c) Exhibits.

                     ITEM 601(A) OF
                     REGULATION S-K
   EXHIBIT NO.         EXHIBIT NO.      DESCRIPTION
   -----------       --------------     -----------

        1                  99           Noteholders report for the Quarterly
                                        Payment Date on August 20, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2002, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                    (in its capacity as Trust Manager for the
                                    Crusade Global Trust No. 1 of 2002)
                                    -----------------------------------
                                    (Registrant)



Dated: August 23, 2004

                                    By:   /s/ Roger Desmarchelier
                                      ----------------------------------------
                                    Name:   Roger Desmarchelier
                                    Title:  Executive Manager

                                INDEX OF EXHIBITS


                     ITEM 601(A) OF
                     REGULATION S-K
   EXHIBIT NO.         EXHIBIT NO.      DESCRIPTION
   -----------       --------------     -----------

        1                  99           Noteholders report for the Quarterly
                                        Payment Date on August 20, 2004